SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 1996
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                         Healthcare Services Group, Inc.
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             (Exact name of registrant as specified in its charter)

    Pennyslvania                 0-12015                 23-2018365
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(State or other jurisdiction   (Commission             (IRS Employer
     of incorporation)         File Number)          Identification No.)

           2643 Huntingdon Pike, Huntingdon Valley, Pennsylvania 19006
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: (215) 938-1661

                                       N/A
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         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

         On May 24, 1996 the United States Attorney for the Eastern District of Pennsylvania publicly announced the filing of a civil lawsuit against the Registrant and two of its executive officers. A copy of such announcement is annexed hereto and incorporated by reference as Exhibit 99(a) to this Report.

         The Registrant also issued a public announcement with respect to the complaint on May 24, 1996, which is also incorporated herein by reference to
Exhibit 99(b) to this Report.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS.

         EXHIBIT NO.                      EXHIBITS

           99(a) Press release by the United States Attorney for the Eastern District of Pennsylvania.

           99(b)            Press release by the Registrant.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEALTHCARE SERVICES GROUP, INC.

Dated: May 29, 1996                         By: /s/ Richard Hudson
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                                               Name:  Richard Hudson
                                               Title: Vice President-Finance
                                                      and Secretary (Principal
                                                      Accounting Officer)


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